                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             ____________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 11, 2000
                                                 ----------------
(August 10, 2000)
----------------

                           ICG COMMUNICATIONS, INC.
        ----------------------------------------------------------------
              (Exact name of registrant as specified in charter)

                Delaware             1-11965             84-1342022
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        (State of Incorporation)    (Commission        (IRS Employer
                                    File Number)     Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                   (Address of principal executive offices)

                           ICG HOLDINGS (CANADA) CO.
       ----------------------------------------------------------------
              (Exact name of registrant as specified in charter)

                 Canada                1-11052            Not Applicable
       -----------------------------------------------------------------
       (State of Incorporation)      (Commission           (IRS Employer
             File Number)         Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                   (Address of principal executive offices)

                              ICG HOLDINGS, INC.
       -----------------------------------------------------------------
              (Exact name of registrant as specified in charter)

              Colorado               33-96540           84-1158866
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      (State of Incorporation)     (Commission         (IRS Employer
                                   File Number)      Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                   (Address of principal executive offices)

                               ICG FUNDING, LLC
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              (Exact name of registrant as specified in charter)

                  Delaware             333-40495         84-1434980
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       (State of Incorporation)       (Commission       (IRS Employer
                                     File Number)    Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                   (Address of principal executive offices)

Registrants' telephone numbers, including area codes (888) 424 1144
                                                     --------------
and (303) 414-5000
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Item 5.   Other Events.
------    ------------

          In a press release dated August 10, 2000, ICG Communications, Inc., a Delaware corportation (the "Company"), announced its earnings information and results of operations for the Company's second quarter of 2000. A copy of the press release is attached.

Item 7.   Exhibit.
------    --------

          (c)  Exhibit
               -------

               99.1 Press Release, dated August 10, 2000.


                               INDEX TO EXHIBIT

Exhibit No.                  Description
-----------                 -------------
99.1            Press Release, dated August 10, 2000.
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                                 EXHIBIT 99.1

                     Press Release, dated August 10, 2000.




                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


Dated: August 11, 2000                  ICG COMMUNICATIONS, INC.

                                        By: /s/ Harry R. Herbst
                                            ----------------------
                                            Harry R. Herbst
                                            Executive Vice President and
                                            Chief Financial Officer
                                            (Principal Financial Officer)

                                        ICG HOLDINGS (CANADA) CO.

                                        By: /s/ Harry R. Herbst
                                            ---------------------
                                            Harry R. Herbst
                                            Executive Vice President and
                                            Chief Financial Officer
                                            (Principal Financial Officer)

                                        ICG HOLDINGS, INC.

                                        By: /s/ Harry R. Herbst
                                            ---------------------
                                            Harry R. Herbst
                                            Executive Vice President and
                                            Chief Financial Officer
                                            (Principal Financial Officer)

                                        ICG FUNDING, LLC

                                        By: ICG Communications, Inc.
                                            Common Member and Manager

                                        By: /s/ Harry R. Herbst
                                            ---------------------
                                            Harry R. Herbst
                                            Executive Vice President and
                                            Chief Financial Officer
                                            (Principal Financial Officer)